Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of April 15, 2024 by and among Cullinan Therapeutics, Inc. (formerly known as Cullinan Oncology, Inc.), a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the several purchasers signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are parties to a Stock Purchase Agreement, dated as of April 15, 2024 (the “Purchase Agreement”), pursuant to which the Purchasers are purchasing one or both of (a) shares of Common Stock or (b) pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers as set forth below.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Purchaser, severally and not jointly, agree as follows:

1.
Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

“Agreement” has the meaning set forth in the recitals.

“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).

“Board” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the State of New York are generally are open for use by customers on such day.

“Common Stock” means shares of the common stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the recitals.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2.1(a) is first declared effective by the SEC.

“Effectiveness Deadline” means, with respect to the Shelf Registration Statement or New Registration Statement, the sixtieth (60th) calendar day following the Closing Date (or, in the event the SEC reviews and has written comments to the New Registration Statement, the ninetieth (90th) calendar day following the Closing Date); provided, however, that in the event the Company is notified by the SEC that the Shelf Registration Statement or New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline with respect thereto shall be no later than the second Business Day following the Additional Cleansing Date; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business; provided, further, that if the SEC is closed for operations due to a government shutdown or lapse in appropriations, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations.

“Effectiveness Period” has the meaning set forth in Section 2.1(b)(i).

“Event” has the meaning set forth in Section 2.1(c).

“Event Date” has the meaning set forth in Section 2.1(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Holder” means any Purchaser or its permitted assignee owning or having the right to acquire Registrable Securities.

“Liquidated Damages” has the meaning set forth in Section 2.1(c).

“Losses” has the meaning set forth in Section 2.5(a).

“New Registration Statement” has the meaning set forth in Section 2.1(a).

“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Shelf Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Pre-Funded Warrants” has the meaning set forth in the recitals.

“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Purchaser” or “Purchasers” has the meaning set forth in the recitals.

“Purchase Agreement” has the meaning set forth in the recitals.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) the Shares, (b) the Pre-Funded Warrants (c) the Pre-Funded Warrant Shares and (d) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement (upon a recapitalization or similar transaction or otherwise) of, Shares, Pre-Funded Warrants or Pre-Funded Warrant Shares. Notwithstanding the foregoing, Shares, Pre-Funded Warrant Shares or any such Common Stock, as applicable, shall cease to be Registrable Securities for all purposes hereunder upon the earliest to occur of the following: (i) the sale by any Person of such Shares, Pre-Funded Warrant Shares or any such Common Stock, as applicable, either pursuant to a registration statement under the Securities Act or under Rule 144 (or any similar provision then in effect) (in which case, only such Shares, Pre-Funded Warrant Shares or any such Common Stock, as applicable, sold shall cease to be Registrable Securities), (ii) such Shares, Pre-Funded Warrant Shares or Common Stock shall have been otherwise transferred (other than to a permitted assignee), new certificates for such Shares, Pre-Funded Warrant Shares or Common Stock not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such Shares, Pre-Funded Warrant Shares or Common Stock shall not require registration under the Securities Act, (iii) such Shares, Pre-Funded Warrant Shares or Common Stock cease to be outstanding, (iv) such Shares, Pre-Funded Warrant Shares or Common Stock become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and (v) five (5) years after the date of this Agreement; provided that the Company complies with its obligations under Section 5.8 of the Purchase Agreement.

“Registration Statement” means any registration statement filed by the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Remainder Registration Statement” has the meaning set forth in Section 2.1(a).

“Required Holders” means the Holders holding a majority of the Registrable Securities outstanding from time to time.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC having substantially the same effect as such Rule.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff under the Securities Act; provided, that any such oral guidance, comments, requirements or requests are reduced to writing by the SEC.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Shares” means the shares of Common Stock issued or issuable to the Purchasers pursuant to the Purchase Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Transaction Agreements” means this Agreement, the Purchase Agreement and the Pre-Funded Warrants, all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.

2.
Registration Rights.
2.1.
Shelf Registration.
(a)
Registration Statements. Promptly following the Closing Date (as defined in the Purchase Agreement) but in any case no later than thirty (30) days from the Closing Date (the “Filing Deadline”), the Company shall use commercially reasonable efforts to prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities), subject to the provisions of Section 2.1(f), for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Shelf Registration Statement”). Such Shelf Registration

Statement shall, subject to the limitations of Form S-3, include the aggregate amount of Registrable Securities to be registered therein and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Shelf Registration Statement) the “Plan of Distribution” substantially in the form of Annex A (which may be modified to respond to comments, if any, provided by the SEC). To the extent the staff of the SEC does not permit all of the Registrable Securities to be registered on the Shelf Registration Statement filed pursuant to this Section 2.1(a) or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, the Company shall (i) promptly inform each of the Participating Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the SEC and/or (ii) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to the filing of such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the SEC for the registration of the resale of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, and subject to the payment of any Liquidated Damages that may be required to be paid pursuant to Section 2.1(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the SEC that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”). In no event shall any Participating Holder be identified as a statutory underwriter in the Registration Statement unless required by the staff of the SEC or another regulatory agency; provided, however, that if the SEC requires that a Participating Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement.
(b)
Effectiveness.
(i)
The Company shall use commercially reasonable efforts to have the Shelf Registration Statement or New Registration Statement declared effective as soon as practicable but in no event later than the Effectiveness Deadline (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act no later than two Business Days after the Company is notified by the SEC that the Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments), and shall use its commercially reasonable efforts to keep the Shelf Registration Statement or New Registration Statement continuously effective under the Securities Act until the earlier of (A) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (B) the date that all the Shares or Pre-Funded Warrants cease to be Registrable Securities (the “Effectiveness Period”); provided, that, the Company will not be obligated to update the Registration Statement and no sales may made under the applicable Registration Statement during any Allowed Delay of which the Holders have received notice. The Company shall notify the Participating Holders of the effectiveness of a Registration Statement by e-mail as promptly as practicable, and shall, if requested provide the Participating Holders with copies of the final Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(ii)
On not more than two (2) occasions and for not more than forty-five (45) consecutive days or for a total of not more than ninety (90) days, in each case in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 if (A) the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or (B) the Company determines in good faith, upon advice of legal counsel, that such suspension is necessary to amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (1) notify each Participating Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Participating Holder) disclose to such Participating Holder any material non-public information giving rise to an Allowed Delay, (2) advise the Participating Holders in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.
(c)
If: (i) the Shelf Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Shelf Registration Statement or the New Registration Statement, as applicable, is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date and other than for an Allowed Delay (A) the Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to, and available for the resale of, all Registrable Securities included in the Registration Statement or (B) the Company suspends the use of the Prospectus contained in the Registration Statement, or (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) and fails to cure any such failure to satisfy the Rule 144(c)(1) requirement within fifteen (15) business days following the date upon which the Holder notifies the Company in writing that such Holder is unable to sell Registrable Securities as a result thereof (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and the date on which such Event occurs, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, the Company shall pay pro-rata to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to one percent (1.0%) of the aggregate purchase price paid by such Holder pursuant to this Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any Liquidated Damages pursuant to this Section 2.1(c) in full within ten (10) Business Days after the date payable, the Company will pay interest thereon at a rate of one percent (1.0%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.
(d)
The Company and the Purchasers agree that (i) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to a Purchaser exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement and (ii) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Purchasers pursuant to the Purchase Agreement.
(e)
Notwithstanding the foregoing, the Company and the Purchasers agree that the Company will not be liable for any Liquidated Damages under Section 2(c) with respect to any Registrable Securities held by the Purchasers prior to the date of the Purchase Agreement. The Liquidated Damages described in Section 2(c) shall constitute the Purchasers’ exclusive monetary remedy for any failure to meet the Filing Deadline and for a Holder being unable to sell Registrable Securities as a result of any Event, but shall not affect the right of the Purchasers to seek injunctive relief or any other remedy related to such Event.
(f)
In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
2.2.
Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.
2.3.
Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the offer and sale of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:
(a)
prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and provide copies to and permit each Participating Holder to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon (it being acknowledged and agreed that if a Participating Holder does not object to or comment on the aforementioned documents, then the Participating Holder shall be deemed to have consented to and approved the use of such documents);
(b)
file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;
(c)
prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(d)
(i) notify the Participating Holders by e-mail as promptly as practicable after any Registration Statement is declared effective or any post-effective amendment to a Registration Statement is declared effective, and shall simultaneously provide the Participating Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby (provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the EDGAR system), (ii) promptly notify the Participating Holders by e-mail no later than one (1) trading day following the date (A) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or the initiation of any proceedings for such purposes, (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (C) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;
(e)
promptly notify the Participating Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which the Registration Statement or the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of a Participating Holder, disclose to such Participating Holder any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such Holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(f)
promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holders reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;
(g)
furnish to each Participating Holder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Participating Holder, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder that are covered by such Registration Statement;
(h)
on or prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify, or cooperate with the Participating Holders and their respective counsel, in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “Blue Sky” laws of those jurisdictions within the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification (or exemption therefrom) in effect during the Effectiveness Period, provided that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;
(i)
within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver to the Transfer Agent (with copies to each Participating Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC;
(j)
cooperate with each Participating Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;
(k)
otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Participating Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Participating Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the Securities Act;
(l)
provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
(m)
use commercially reasonable efforts to maintain the listing of all Registrable Securities on each securities exchange on which the Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Common Stock is then quoted; and
(n)
with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities shall have been otherwise transferred (other than to a permitted assignee), new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by Company and subsequent public distribution of such Shares or Pre-Funded Warrants shall not require registration under the Securities Act or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the

Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.
2.4.
Obligations of the Purchasers.
(a)
Each Holder of Registrable Securities included in a Registration Statement agrees to furnish to the Company a completed selling shareholder questionnaire in the form provided to such Holder not more than ten (10) calendar days following the date of receipt of such selling shareholder questionnaire. At least ten (10) trading days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company reasonably requires from that Holder for inclusion in the Registration Statement other than the information contained in the selling shareholder questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, on or prior to the latest of (i) the fifth (5th) Business Day following such request, (ii) the fifth (5th) Business Day prior to the first anticipated filing date of any Registration Statement and (iii) the date the questionnaire required by the immediately preceding sentence is required to be delivered, if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. Each Holder who intends to include any of its Registrable Securities in the Registration Statement shall promptly furnish the Company in writing such other information as the Company may reasonably request in writing. Each Holder acknowledges and agrees that the information in the selling shareholder questionnaire or request for further information as described in this Section 2.4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement. The Company shall not be obligated to file more than one post-effective amendment or supplement in any sixty (60) day period following the date such Registration Statement is declared effective for the purposes of naming Holders as selling security holders who are not named in such Registration Statement at the time of effectiveness.
(b)
Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission in connection with any registration or sale of Registrable Securities hereunder. Each Holder agrees by its acquisition of such Registrable Securities that it will not commence a disposition of Registrable Securities under the Registration Statement until such Holder has received (i) written confirmation from the Company of the availability of the Registration Statement, (ii) copies of the supplemented Prospectus and/or amended Registration Statement as described are either delivered or available on the SEC’s EDGAR database, and, in each case, has also received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference, or are available on the SEC’s EDGAR database, in such Prospectus or Registration Statement.
(c)
Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b) hereof or (ii) the happening of any event of the kind described in Section 2.3(d) and Section 2.3(e) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made and/or the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed and, if so directed by the Company, each Holder will deliver to the Company or destroy (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
2.5.
Indemnification.
(a)
Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify and hold harmless each Participating Holder who sells Registrable Securities covered by such Registration Statement and its officers, directors, members, employees, managers, partners, investment advisers, investment managers, representatives and agents, successors and assigns, and each other person, if any, who controls such Participating Holder or any of its Affiliates within the meaning of the Securities Act (collectively, the “Holder Indemnified Parties”), against any losses, claims, damages, liabilities, amounts paid in settlement and expenses (including reasonable attorney fees) (collectively, “Losses”), actually incurred, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or arising out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Holder Indemnified Parties who sold Registrable Securities covered by such Registration Statement for any legal or other expenses reasonably incurred by them in connection with investigating or defending, preparing to defend, providing evidence in, preparing to serve or serving as witness with respect to, settling, compromising or paying any such Loss or action; provided, however, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon or in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (B) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (C) a Purchaser’s (or any Holder Indemnified Parties) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.
(b)
Indemnification by the Participating Holders. Each Purchaser agrees, severally but not jointly with any other Purchaser, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any Losses (i) arising out of, based on, or resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any Registration Statement or Prospectus (preliminary, final or summary) or any amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto; or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation (net of all expenses paid by such Holder in connection with any claim relating to this Section 2.5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission).
(c)
Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (provided, however, that such indemnified party shall, at the expense of the indemnified party, be entitled to counsel of its own choosing to monitor such defense); provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or

(C) in the reasonable judgment of any such Person, based upon written advice of its legal counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement unless such settlement or consent (i) includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party, or any officer, director, employee, agent, affiliate, or controlling person of such indemnified party and shall survive the transfer of the Shares or Pre-Funded Warrants.
(d)
Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation (net of all expenses paid by such Holder in connection with any claim relating to this Section 2.5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission).
3.
Miscellaneous.
3.1.
Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York, New York County for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each of the parties hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
3.2.
Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.
3.3.
Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise), provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable (without restriction, including manner of sale, current information requirements or volume limitations pursuant to Rule 144) by the Holders after giving effect to such transaction.
3.4.
Entire Agreement; Amendment. This Agreement and the other Transaction Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. This Agreement may be amended only by a writing signed by the Company and the Required Holders, provided that (a) this Agreement may not be amended with respect to any Purchaser without the written consent of such Purchaser unless such amendment applies to all Purchasers in the same fashion and (b) the consent of each Purchaser is required for any amendment to Section 2.5, this Section 3.4 or the definition of “Registrable Securities.” The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the Required Holders.
3.5.
Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.3 of the Purchase Agreement.
3.6.
Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, that the indemnified parties are intended third party beneficiaries of Section 2.5.

3.7.
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
3.8.
Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
3.9.
Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.
3.10.
Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.
3.11.
Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.
3.12.
SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR

EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.
3.13.
Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.
3.14.
Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.
3.15.
Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.
3.16.
Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Agreements has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group (including, without limitation, a “group” within the meaning of Section 13(d)(3) of the Exchange Act) with respect to such obligations or the transactions contemplated by the Transaction Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the securities or enforcing its rights under the Transaction Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood that each provision contained in this Agreement is between the Company and a Purchaser, individually and not in the aggregate, and not between and among the Purchasers.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the day and year first written above.

COMPANY:

By: _____________________
Name: Nadim Ahmed
Title: Chief Executive Officer

[Company Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the day and year first written above.

PURCHASER:

By: ___________________
Name:
Title:

[Purchaser Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

The selling securityholders, which as used herein shall include donees, pledgees, assignees, transferees or other successors-in-interest selling the securities or interests in such securities received after the date of this prospectus from a selling securityholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests therein on any stock exchange, market or trading facility on which the securities are traded or in private transactions. These dispositions may be at fixed prices, through distributions in kind for no consideration, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling securityholders may use any one or more of the following methods when disposing of the securities or interests therein:

•
ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•
block trades in which the broker-dealer will attempt to sell the securities as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•
purchases by a broker-dealer as principal and resale by the broker-dealer for its own account;
•
an exchange distribution in accordance with the rules of the applicable exchange;
•
through the distribution of such securities by any selling securityholders to its equity holders;
•
privately negotiated transactions;
•
short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;
•
through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•
through agreements between broker-dealers and the selling securityholders to sell a specified number of such securities at a stipulated price per share;
•
a combination of any such methods of sale; and
•
any other method permitted by applicable law.

The selling securityholders may, from time to time, pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the securities, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b) or other applicable provision of the Securities Act amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer the securities in other circumstances, in which case the pledgees, transferees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our securities or interests therein, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The selling securityholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The selling securityholders may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to each such broker-dealer or other financial institution of the securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling securityholders from the sale of the securities offered by them will be the purchase price of the securities less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of the securities to be made directly or through agents. We will not receive any of the proceeds from this offering.

Upon any exercise of the pre-funded warrants by payment of cash, however, we will receive the exercise price of the pre-funded warrants.

The selling securityholders also may resell all or a portion of the shares of the securities in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling securityholders and any underwriters, broker-dealers or agents that participate in the sale of the securities or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the securities may be underwriting discounts and commissions under the Securities Act. Selling securityholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the securities to be sold, the names of the selling securityholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the securities may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the securities may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling securityholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the securities in the market and to the activities of the selling securityholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling securityholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling securityholders may indemnify any broker-dealer that participates in transactions involving the sale of the securities against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling securityholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares of common stock offered by this prospectus.

We have agreed with the selling securityholders to use commercially reasonable efforts to keep the registration statement of which this prospectus constitutes a part continuously effective until the earlier of (1) such time as all of the securities covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the securities may be sold without restriction pursuant to Rule 144 of the Securities Act. We have advised the selling securityholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of securities in the market and to the activities of the selling securityholders and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling securityholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling securityholders may indemnify any broker-dealer that participates in transactions involving the sale of the securities against certain liabilities, including liabilities arising under the Securities Act.